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                                THE GALAXY FUND

                           Galaxy Money Market Fund
                      Galaxy Government Money Market Fund
                    Galaxy U.S. Treasury Money Market Fund
                      Galaxy Tax-Exempt Money Market Fund

                                 Trust Shares

                      Supplement dated December 17, 2003
                  to the Prospectus dated September 26, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS

In addition to new information presented in this supplement, other information in the supplement replaces the prior prospectus supplement dated October 15, 2003.

Principal Underwriter

   Effective October 13, 2003, Liberty Funds Distributor, Inc., the principal underwriter for The Galaxy Fund, changed its name to Columbia Funds Distributor, Inc.

Additional Disclosure Regarding U.S. Government Securities

1. Galaxy Money Market Fund

   a. The first sentence of the first paragraph of the section entitled The Fund's main investment strategies on page 2 of the Prospectus is amended and restated in its entirety to read as follows:

The Fund invests primarily in high quality short-term debt obligations of U.S. and foreign issuers, including, but not limited to, commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Treasury and by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, or by foreign governments and their political subdivisions and instrumentalities, taxable and tax exempt municipal securities, obligations issued by U.S. and foreign banks, such as certificates of deposit and time deposits, and repurchase agreements backed by such securities.

   b. The following paragraph is added to the section entitled The Fund's main investment strategies on page 2 of the Prospectus:

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

   c. The following paragraph is added to the section entitled The main risks of investing in the Fund on page 2 of the Prospectus:

.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However,

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   no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

2. Galaxy Government Money Market Fund

   a. The first sentence of the first paragraph of the section entitled The Fund's main investment strategies on page 5 of the Prospectus is amended and restated in its entirety to read as follows:

The Fund invests primarily (under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, and repurchase agreements backed by these obligations.

   b. The following paragraph is added to the section entitled The Fund's main investment strategies on page 5 of the Prospectus:

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

   c. The following paragraph is added to the section entitled The main risks of investing in the Fund on page 5 of the Prospectus:

.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

3. Galaxy U.S. Treasury Money Market Fund

   a. The paragraph of the section entitled The Fund's main investment strategies on page 8 of the Prospectus is amended and restated in its entirety to read as follows:

The Fund invests primarily in obligations issued by the U.S. Treasury and by certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in money market instruments issued by the U.S. Treasury, including bills, notes and bonds. The Fund also invests in securities that may be guaranteed by the U.S. Treasury or by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises.

   b. The following paragraph is added to the section entitled The Fund's main investment strategies on page 8 of the Prospectus:

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

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   c. The following paragraph is added to the section entitled The main risks of investing in the Fund on page 8 of the Prospectus:

.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

GALMMTS-SUP (12/17/03)

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